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                                                                   EXHIBIT 10.45

                               FIRST AMENDMENT TO
              INTERNET PROTOCOL TELEPHONE SERVICE PARTICIPATION AND
                               PROMOTION AGREEMENT


         This First Amendment is made as of the 31st day of March, 2000, between and Priceline Long Distance, LLC ("Priceline"), with offices at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and Net2Phone, Inc. ("Net2Phone") with offices at 171 Main Street, Hackensack, New Jersey 07601.

         WHEREAS, the Priceline and Net2Phone entered into a Internet Protocol Telephone Service Participation and Promotion Agreement dated March 31, 2000 (the "Participation Agreement"); and

         WHEREAS, the parties now desire to memoralize their mutual understanding to amend the Participation Agreement as set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1.       The Participation Agreement is hereby amended by deleting
                  Schedule 5.4 thereto and replacing it in its entirety with Replacement Schedule 5.4 attached hereto as Exhibit A.

         2. Priceline acknowledges receipt of the [****] required under Replacement Schedule 5.4 to be paid on the Soft Launch Date.

         In all other respects the terms the Participation Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.



PRICELINE LONG DISTANCE, LLC                NET2PHONE, INC.



By:/s/ Ted Vagelos                          By:/s/ Ilan Slasky
       Name:    Ted Vagelos                        Name:   Ilan Slasky
       Title:   President                          Title:  Chief Executive
                                                           Officer
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         EXHIBIT A


         REPLACEMENT SCHEDULE 5.4 TELECOM DCS PREFERRED PROVIDER STATUS COMPENSATION



                  As consideration for Net2Phone Preferred Provider Status in the Telecom DCS in accordance with this Agreement, Net2Phone shall pay to Priceline [****], payable in the following manner;

         (i)      [****] on the Soft Launch Date of the Telecom DCS;

         (ii) [****] on each of the 90th, 180th and 279th day following the Soft Launch Date.

         (iii)    [****] on the first anniversary of the Soft Launch Date;

         (iv) [****] on each of the 90th, 180th and 270th day following the Soft Launch Date;

         (v)      [****] on the second anniversary of the Soft Launch Date; and

         (vi) [****] on each of the 90th, 180th and 270th day following the second anniversary of the Soft Launch Date.


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